Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
August 31, 1999



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              5.4637%



        Excess Protection Level
          3 Month Average   5.72%
          August, 1999   5.94%
          July, 1999   6.02%
          June, 1999   5.19%


        Cash Yield                                  18.20%


        Investor Charge Offs                         4.78%


        Base Rate                                    7.49%


        Over 30 Day Delinquency                      4.81%


        Seller's Interest                            7.19%


        Total Payment Rate                          14.37%


        Total Principal Balance                     $46,158,397,644.87


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $3,316,578,126.3